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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):

                               September 20, 2000


                            THE HAVANA REPUBLIC, INC.
                            -------------------------
             (Exact name of registrant as specified in this charter)



     FLORIDA                         333-40799              84-1346897
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation                     File Number)         Identification No.)



                        360 WESTON ROAD, WESTON, FL 33326
                       ----------------------------------
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (954) 384-6333


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective June 20, 2000, the Registrant's dismissed Butner and Kahle, CPA, PA as its certifying accountants. Immediately thereafter, the Company's Board of Directors recommended and approved the retaining of Goldstein, Golub Kessler, LLP as the Company's new certifying accountants. The former principal account's statements of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.


ITEM 5. OTHER EVENTS.

         Not Applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)      EXHIBITS

                  1. Letter from Registrant's former certifying accountant confirming the statements in Item 4.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.




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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE HAVANA REPUBLIC, INC.
                            -------------------------
                                  (Registrant)




                      By: /S/ STEVEN SCHATZMAN, PRESIDENT
                          -------------------------------
                          Steven Schatzman , President




Dated: September 20, 2000








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                            BUTNER & KAHLE, CPAs, PA
                                 Phillips Point
                     777 South Flagler Drive, Suite 650 East
                            West Palm Beach, FL 33401
                         561/659-5656 *FAX 561/659-5757


September 18, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements of Havana Republic, Inc., pertaining to our firm included under Item 4 of Form 8-K June 30, 2000, and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.



/S/BUTNER & KAHLE, CPAS, P.A.
-----------------------------
Butner & Kahle, CPAs, P.A.


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